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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - August 3, 2000

                                  ------------

                          LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


           Maryland                      1-11437                 52-1893632
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                         20817
(Address of principal executive offices)                      (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 5. Other Events

The Corporation is filing this Current Report on Form 8-K to provide the information contained in paragraph one of the Corporation's press release, dated August 3, 1999. A copy of the press release is attached as Exhibit 99 to this Form, and paragraph one is incorporated herein by reference. The press release reports on the completion of the Corporation's acquisition of COMSAT Corporation.



Item 7. Financial Statements and Exhibits

Exhibit No.    Description
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    99         Lockheed Martin Corporation Press Release dated August 3, 2000.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LOCKHEED MARTIN CORPORATION



                                         /s/ Marian S. Block
                                         --------------------------
                                             Marian S. Block
                                             Vice President, Associate General
                                             Counsel and Assistant Secretary


August 4, 2000


INDEX TO EXHIBITS

Exhibit No.    Description
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    99         Lockheed Martin Corporation Press Release dated August 3, 2000.